UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 11, 2025

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

JPMorgan Chase Bank, National Association Master Repurchase Agreement

On June 12, 2025, certain consolidated subsidiaries of Rocket Companies, Inc., including QL Ginnie EBO, LLC, a Delaware limited liability company, as seller (“Seller”), and Rocket Mortgage, LLC, a Michigan limited liability company, as guarantor (the "Company") and JPMorgan Chase Bank, National Association, as buyer ("Buyer"), entered into (1) the Second Amended and Restated Master Repurchase Agreement dated as of June 12, 2025 (the "Second Amended and Restated MRA"), which amended and restated the terms of the existing Master Repurchase Agreement dated as of May 31, 2024 (the "Amended and Restated MRA"), which amended and restated the terms of the existing Master Repurchase Agreement dated as of December 14, 2017, as amended, by and between the Seller, QL Ginnie REO, LLC, a Delaware limited liability company, the Company and the Buyer (the "Master Repurchase Agreement"), (2) the Pricing Side Letter relating to the Transaction Pool (EBO) dated as of June 12, 2025, incorporated by reference into the Second Amended and Restated MRA (the "EBO PSL") and (3) the Pricing Side Letter relating to the Transaction Pool (New Orig) dated as of June 12, 2025, incorporated by reference into the Second Amended and Restated MRA (the "New Orig PSL", together with the EBO PSL, the "Pricing Side Letters"). The Second Amended and Restated MRA and Pricing Side Letters extended the termination date of the Master Repurchase Agreement from May 29, 2026 to June 11, 2027, increased the facility from $2.0 billion to $3.0 billion and effectuated certain other technical changes to the Master Repurchase Agreement.

The foregoing description of the Second Amended and Restated MRA does not purport to be complete, and is subject to, and qualified in its entirety by reference to the full text of the Second Amended and Restated MRA, a copy of which will be filed with the quarterly report on Form 10-Q of Rocket Companies, Inc., for the period ending June 30, 2025.

Following the execution of the Second Amended and Restated MRA, as of June 16, 2025, the total funding capacity of the Company, pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities was $28.2 billion. This figure compares with $28.0 billion as of March 31, 2025 and $27.5 billion as of December 31, 2024.

Banco Santander Bank, S.A. Repurchase Agreement Renewal

On June 13, 2025, Rocket Mortgage, LLC (the "Company"), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc., as seller, and Banco Santander, S.A., acting through its New York Branch ("Santander") as buyer, entered into Amendment Number 1 to the Master Repurchase Agreement (the "MRA Amendment") and the related Amendment Number 2 to the Pricing Side Letter for the Master Repurchase Agreement, which extended the expiration date of the existing Master Repurchase Agreement, dated as of June 17, 2024, between Santander, as buyer, and the Company, as seller (as amended, the "Santander Master Repurchase Agreement") from June 12, 2026 to June 11, 2027, increased the facility amount from $750 million to $1.0 billion and effectuated certain other technical changes to the Santander Master Repurchase Agreement.

The foregoing description of the MRA Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the text of the MRA Amendment, a copy of which will be filed with the quarterly report on Form 10-Q of Rocket Companies, Inc., for the period ending June 30, 2025.

Following execution of the MRA Amendment and the related Amendment Number 2 to the Pricing Side Letter for the Santander Master Repurchase Agreement, as of June 16, 2025, the total funding capacity of the Company, pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities was $28.2 billion. This figure compares with $28.0 billion as of March 31, 2025 and $27.5 billion as of December 31, 2024.

Item 1.02	Termination of a Material Definitive Agreement.

On June 16, 2025, the Company terminated the First Amended and Restated Master Repurchase Agreement, dated as of August 11, 2022, by and between the Company, JPMorgan Chase Bank, National Association and the other buyers party thereto. No early termination penalties or prepayment premium were incurred by the Company in connection with the termination of the Amended and Restated MRA.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Annual meeting of Stockholders (the "Annual Meeting") of Rocket Companies, Inc. (the "Company") was held on June 11, 2025. At the Annual Meeting, the Company's stockholders:

(1)	Elected the two Class II director nominees, each director to hold office until the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service; and

(2)	Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The Annual Meeting proposals and voting requirements are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 29, 2025.

The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Class II Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Dan Gilbert	663,497,710	19,517,294	0

Alastair (Alex) Rampell	665,787,368	17,227,636	0

Proposal 2: Ratification of appointment of independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes

680,683,402	1,725,846	605,756	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer